Exhibit 10.5

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Supplemental Agreement No. 4

to

Purchase Agreement No. 03776

between

The Boeing Company

and

United Airlines, Inc.

Relating to Boeing Model 737-9 Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of June 12, 2015, by and between THE BOEING COMPANY (Boeing) and UNITED AIRLINES, INC. (a Delaware corporation formerly known as Continental Airlines, Inc. and successor by merger to United Air Lines, Inc.) (Customer);

WHEREAS, the parties hereto entered into Purchase Agreement No. 03776 dated July 12, 2012, as amended and supplemented (Purchase Agreement), relating to the purchase and sale of Boeing model 737-9 aircraft (Aircraft). This Supplemental Agreement is an amendment to the Purchase Agreement;

WHEREAS, Boeing and Customer agree to *** the following *** firm model 737-9 Aircraft and *** them with *** new model 737-9 *** Aircraft in the same delivery months:

Aircraft Delivery Month	MSN
***	***

WHEREAS, Boeing and Customer agree to apply *** firm model 737-9 Aircraft *** under this Supplemental Agreement No. 4 *** for the *** new model 737-9 *** Aircraft added under this Supplemental Agreement No. 4 and *** Customer’s *** for 737 aircraft.

UAL-PA-03776	SA-3	Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Supplemental Agreement No. 3 to

Purchase Agreement No. 03776

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1. Table of Contents and Articles.

The “Table of Contents” is deleted in its entirety and replaced with the attached “Table of Contents” (identified by “SA-4”).

2. Tables.

“Table 1”, 737-9 Aircraft Delivery, Description, Price and Advance Payments, is deleted in its entirety and replaced with the attached “Table 1”, 737-9 Aircraft Delivery, Description, Price and Advance Payments, (identified by “SA-4”).

3. Letter Agreements.

“Attachment A to UCH-PA-03776-LA-1207644” is deleted in its entirety and replaced with the attached “Attachment A to UCH-PA-03776-LA-1207644” (identified by “SA-4”).

The Purchase Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY	UNITED AIRLINES, INC.

/s/ Patrick McKelvey	/s/ Gerald Laderman
Signature	Signature

Attorney-in-Fact	Senior Vice President – Finance, Procurement and Treasurer
Title	Title

UAL-PA-03776	SA-4	Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS

SA NUMBER
ARTICLES
Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms

TABLE
1.	Aircraft Information Table – 737-9	SA-4

EXHIBITS
A.	Aircraft Configuration
B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS
AE1.	Escalation Adjustment/Airframe and Optional Features
BFE1.	BFE Variables
CS1.	Customer Support Variables
EE1.	Engine Warranty ***
SLP1.	Service Life Policy Components

LETTER AGREEMENTS
UCH-PA-03776-LA-1207637	*** Matters
UCH-PA-03776-LA-1207638	***
UCH-PA-03776-LA-1207640	Demonstration Flight Waiver
UCH-PA-03776-LA-1207643	Open Matters
UCH-PA-03776-LA-1207644	Option Aircraft	SA-4
UCH-PA-03776-LA-1207646	Promotional Support
UCH-PA-03776-LA-1207647	Seller Purchased Equipment
UCH-PA-03776-LA-1207649	Spare Parts Initial Provisioning
UCH-PA-03776-LA-1207650	Special Matters
UCH-PA-03776-LA-1208055	***
UCH-PA-03776-LA-1208122	***
UCH-PA-03776-LA-1208123	*** Matters
UCH-PA-03776-LA-1208157	***

UCH-PA-03776	TABLE OF CONTENTS	SA-4, Page 1 of 2
BOEING/UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS, CONTINUED

SA NUMBER
LETTER AGREEMENTS, continued
UCH-PA-03776-LA-1208234	Privileged and Confidential Matters
UCH-PA-03776-LA-1208596	AGTA Matters
UCH-PA-03776-LA-1208238	Assignment Matters
UCH-PA-03776-LA-1208869	Delivery *** Matters
UAL-PA-03784-LA-1207869	737 Production Adjustments

DATED AS OF
SUPPLEMENTAL AGREEMENTS
Supplemental Agreement No. 1	June 17, 2013

Supplemental Agreement No. 2	January 14, 2015

Supplemental Agreement No. 3	May 26, 2015

Supplemental Agreement No. 43	June 12, 2015

UCH-PA-03776	TABLE OF CONTENTS	SA-4, Page 2 of 2
BOEING/UNITED AIRLINES, INC. PROPRIETARY

Table 1 To

Purchase Agreement No. 03776

737-9 Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-9	*** pounds	Detail Specification:		***
Engine Model/Thrust:	CFM-LEAP-1B***	*** pounds	Airframe Price Base Year/Escalation Formula:	***		***
Airframe Price:		$***	Engine Price Base Year/Escalation Formula:	***		***
Optional Features:		$***

Sub-Total of Airframe and Features:		$***	Airframe Escalation Data:
Engine Price (Per Aircraft):		$***	Base Year Index (ECI):	***
Aircraft Basic Price (Excluding BFE/SPE):		$***	Base Year Index (CPI):	***

Buyer Furnished Equipment (BFE) Estimate:		$***
Seller Purchased Equipment (SPE) Estimate:		$***

Deposit per Aircraft:		$***

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Serial Number	Actual or Nominal Delivery Month*	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						*** ***	*** ***	*** ***	*** ***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***

UCH-PA-03776 64721-1F.TXT	Boeing / United Airlines, Inc. Proprietary	Table 1 per SA-4, Page 1

Table 1 To

Purchase Agreement No. 03776

737-9 Aircraft Delivery, Description, Price and Advance Payments

		Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Serial	Actual or Nominal	Adv Payment Base	***	***	***	***
Date	Aircraft	(Airframe)	Number	Delivery Month*	Price Per A/P	***	***	***	***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***

UCH-PA-03776 64721-1F.TXT	Boeing / United Airlines, Inc. Proprietary	Table 1 per SA-4, Page 2

Table 1 To

Purchase Agreement No. 03776

737-9 Aircraft Delivery, Description, Price and Advance Payments

		Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Serial	Actual or Nominal	Adv Payment Base	***	***	***	***
Date	Aircraft	(Airframe)	Number	Delivery Month*	Price Per A/P	***	***	***	***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***

UCH-PA-03776 64721-1F.TXT	Boeing / United Airlines, Inc. Proprietary	Table 1 per SA-4, Page 3

Table 1 To

Purchase Agreement No. 03776

737-9 Aircraft Delivery, Description, Price and Advance Payments

		Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Serial	Actual or Nominal	Adv Payment Base	***	***	***	***
Date	Aircraft	(Airframe)	Number	Delivery Month*	Price Per A/P	***	***	***	***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***

UCH-PA-03776 64721-1F.TXT	Boeing / United Airlines, Inc. Proprietary	Table 1 per SA-4, Page 4

Table 1 To

Purchase Agreement No. 03776

737-9 Aircraft Delivery, Description, Price and Advance Payments

		Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Serial	Actual or Nominal	Adv Payment Base	***	***	***	***
Date	Aircraft	(Airframe)	Number	Delivery Month*	Price Per A/P	***	***	***	***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
Total:	101

* Nominal delivery month, *** pursuant to Letter Agreement number UCH-PA-03776-LA-1207643.

Note: The estimated Advance Payment Base Prices have been calculated using a *** and ***, as follows:

***	$	*	**
***	$	*	**
***	$	*	**
***	$	*	**

UCH-PA-03776 64721-1F.TXT	Boeing / United Airlines, Inc. Proprietary	Table 1 per SA-4, Page 5

Attachment A to Letter Agreement No. UCH-PA-03776-LA-1207644

737-9 Option Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-9	*** pounds	Detail Specification:		***
Engine Model/Thrust:	CFM-LEAP-1B	*** pounds	Airframe Price Base Year/Escalation Formula:	***		***
Airframe Price:		$***	Engine Price Base Year/Escalation Formula:	***		***
Optional Features:		$***

Sub-Total of Airframe and Features:		$***	Airframe Escalation Data:
Engine Price (Per Aircraft):		$***	Base Year Index (ECI):		***
Aircraft Basic Price (Excluding BFE/SPE):		$***	Base Year Index (CPI):		***

Buyer Furnished Equipment (BFE) Estimate:		$***
Seller Purchased Equipment (SPE) Estimate:		$***

Deposit per Aircraft:		$***

		Escalation		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Actual or Nominal	Adv Payment Base	***	***	***	***
Date	Aircraft	(Airframe)	Delivery Month*	Price Per A/P	***	***	***	***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***

UCH-PA-03776 59499-1F.TXT	Boeing / United Airlines, Inc. Proprietary	SA-4 Page 1

Attachment A to Letter Agreement No. UCH-PA-03776-LA-1207644

737-9 Option Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Actual or Nominal Delivery Month*	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					*** ***	*** ***	*** ***	*** ***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***

UCH-PA-03776 59499-1F.TXT	SA-4 Page 2
Boeing / United Airlines, Inc. Proprietary

Attachment A to Letter Agreement No. UCH-PA-03776-LA-1207644

737-9 Option Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Actual or Nominal Delivery Month*	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					*** ***	*** ***	*** ***	*** ***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
Total:	***

*	Nominal delivery months are *** pursuant to Letter Agreement number UCH-PA-03776-LA-1207644.

Note: The estimated Advance Payment Base Prices have been calculated using a *** and ***, as follows:

***	$	*	**
***	$	*	**
***	$	*	**
***	$	*	**

UCH-PA-03776 59499-1F.TXT	SA-4 Page 3
Boeing / United Airlines, Inc. Proprietary